UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 17, 2013
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 17, 2013, Laboratory Corporation of America® Holdings (NYSE: LH) announced that it is offering the COBAS AmpliPrep/COBAS TaqMan HCV Test, v2.0. With enhanced sensitivity, this quantitative viral load assay for Hepatitis C virus (HCV) enables more accurate assessments of response to antiviral therapy.

As the first major clinical reference laboratory to offer the COBAS AmpliPrep/COBAS TaqMan HCV Test, v2.0, LabCorp can now provide physicians with a quantitative HCV viral load assay that has a lower limit of detection and quantification (15 IU/mL) than existing qualitative HCV assays (10-50 IU/mL). Viral load determinations influence decisions related to many aspects of antiviral HCV therapy, including treatment selection and adjustments. Following treatment initiation, periodic measurements of HCV viral load allows the clinician to assess the success of treatment.

Exhibits

99.1	Press Release dated June 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

June 17, 2013